Exhibit 10.23

                        CALIFORNIA WATER SERVICE COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 AMENDMENT NO. 3

         WHEREAS, California Water Service Company (the "Company") maintains the California Water Service Company Supplemental Executive Retirement Plan (the "Plan"), for the benefit of a select group of the Company's management and highly compensated employees;

         WHEREAS, the Board of Directors has amended the Plan to decrease the number of years required for full vesting in the Plan from 35 years to 15 years;

         NOW, THEREFORE, effective as of January 1, 2003, the Plan is hereby amended as follows:

                  3. The table in Section 5.1(a) of the Plan used to determine participants' "Normal Retirement Benefits" under the Plan is restated to read as follows:

                  Years of Service            Percentage

                       5                        11.25%
                       6                        16.13
                       7                        21.00
                       8                        25.88
                       9                        30.75
                       10                       34.63
                       11                       40.50
                       12                       45.38
                       13                       50.25
                       14                       55.13
                       15                       60.00



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